Total Capital and Net Income Per Common Unit	6 Months Ended
Jun. 30, 2015
Equity [Abstract]
Total Capital and Net Income Per Common Unit
10.	Total Capital and Net Income Per Common Unit

At June 30, 2015, a total of 74.2% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation. All of the Partnership’s outstanding Series A Preferred Units (defined below), Series B Preferred Units (which were issued in April 2015) and Series C Preferred Units (which were issued in July 2015) are held by the public.

Net Income Per Common Unit

Limited partners’ interest in net income per common unit – basic is determined by dividing net income, after deducting the amount of net income attributable to the non-controlling interests, the general partner’s interest and the distributions on the Series A Preferred Units, the Series B Preferred Units and the Series C Preferred Units, by the weighted-average number of common units outstanding during the period. The distributions payable and paid on the preferred units for the three and six months ended June 30, 2015 were $4.8 million and $7.5 million, respectively, and $2.7 million and $5.4 million, respectively, for the three and six months ended June 30, 2014. The computation of limited partners’ interest in net income per common unit – diluted assumes the exercise of all dilutive restricted units using the treasury stock method. The computation of limited partners’ interest in net loss per common unit – diluted does not assume such exercises as the effect would be anti-dilutive.

The general partner’s and common unitholders’ interests in net income are calculated as if all net income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure, anticipated capital requirements and any accumulated distributions on, or redemptions of, the Series A Preferred Units, Series B Preferred Units and Series C Preferred Units. Unlike available cash, net income is affected by non-cash items such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency translation gains and losses.

During the three months ended June 30, 2015 and 2014, cash distributions exceeded $0.4025 per common unit and, consequently, the assumed distributions of net income resulted in the use of the increasing percentages to calculate the general partner’s interest in net income for the purposes of the net income per common unit calculation. For more information on the increasing percentages to calculate the general partner’s interest in net income, please refer to the Partnership’s Annual Report on Form 20-F for the year ended December 31, 2014.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.

Preferred Units

Pursuant to the partnership agreement, distributions on the 7.25% Series A Cumulative Redeemable Preferred Units (the Series A Preferred Units) to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. At any time on or after April 30, 2018, the Series A Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.

In April 2015, the Partnership issued 5.0 million 8.50% Series B Cumulative Redeemable Preferred Units (the Series B Preferred Units) in a public offering for net proceeds of $120.8 million. Pursuant to the partnership agreement, distributions on the Series B Preferred Units to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. At any time on or after April 20, 2020, the Series B Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.

See note 15b for information regarding the Partnership’s Series C Convertible Preferred Units.